UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 7, 2017, Whiting Petroleum Corporation (the “Company”, “Whiting”, “we”, “us” or “our”) issued a press release announcing that it plans to effect a reverse stock split of its common stock, par value $0.001 per share (the “common stock”), at a ratio ranging from any whole number between 1-for-2 to 1-for-6, as determined by the Company’s Board of Directors, and a reduction in the number of authorized shares of its common stock as set forth in the chart below based on the reverse stock split ratio that is selected.

Ratio	Number of Shares of Common Stock Authorized
1:2	450,000,000
1:3	300,000,000
1:4	225,000,000
1:5	180,000,000
1:6	150,000,000

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will hold a special meeting of stockholders in the fourth quarter of 2017 to seek approval of a proposal to authorize the reverse stock split and authorized share reduction. The affirmative vote of the holders of a majority of the shares entitled to vote at the special meeting is required to adopt and approve such proposal. Holders of Whiting’s common stock as of the close of business on September 18, 2017 will be entitled to notice of and to vote at the special meeting. On September 7, 2017, the Company filed with the U.S. Securities Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A, which includes additional information about the reverse stock split and authorized share reduction, in connection with the special meeting. The preliminary proxy statement is available on the SEC’s website at www.sec.gov.

The reverse stock split is subject to market and other customary conditions, including stockholder approval. The Company reserves the right, in its discretion, to abandon the reverse stock split and authorized share reduction at any time prior to filing the applicable certificate of amendment with the Secretary of State of the State of Delaware.

Important Information about the Reverse Stock Split Proposal

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to Whiting’s stockholders at its special meeting seeking approval to effect a reverse stock split and a reduction in the number of authorized shares of its common stock (the “Reverse Split Proposal”). In connection with the Reverse Split Proposal, Whiting has filed a preliminary proxy statement on Schedule 14A with the SEC. Stockholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the Reverse Split Proposal.

Investors and security holders will be able to obtain the documents when available free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC when available at Whiting’s website, www.whiting.com.

Participants in the Solicitation

Whiting and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Whiting’s stockholders in respect to the Reverse Split Proposal. Information about the directors and executive officers of Whiting is set forth in Whiting’s preliminary proxy statement, which was filed with the SEC on September 7, 2017. Investors may obtain additional information regarding the interests of Whiting and its directors and executive officers in the Reverse Split Proposal by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting.

Forward-Looking Statements

This communication contains statements that we believe to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. When used in this communication, words such as we “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the possibility that stockholder approval for the Reverse Split Proposal will not be obtained; the possibility that the Reverse Split Proposal may not have its intended effect; the possibility that factors unrelated to the reverse stock split may impact the per share trading price of Whiting’s common stock; declines in, or extended periods of low oil, NGL or natural gas prices; our level of success in exploration, development and production activities; risks related to our level of indebtedness, ability to comply with debt covenants and periodic redeterminations of the borrowing base under our credit agreement; impacts to financial statements as a result of impairment write-downs; our ability to successfully complete asset dispositions and the risks related thereto; revisions to reserve estimates as a result of changes in commodity prices, regulation and other factors; adverse weather conditions that may negatively impact development or production activities; the timing of our exploration and development expenditures; inaccuracies of our reserve estimates or our assumptions underlying them; risks relating to any unforeseen liabilities of ours; our ability to generate sufficient cash flows from operations to meet the internally funded portion of our capital expenditures budget; our ability to obtain external capital to finance exploration and development operations; federal and state initiatives relating to the regulation of hydraulic fracturing and air emissions; unforeseen underperformance of or liabilities associated with acquired properties; the impacts of hedging on our results of operations; failure of our properties to yield oil or gas in commercially viable quantities; availability of, and risks associated with, transport of oil and gas; our ability to drill producing wells on undeveloped acreage prior to its lease expiration; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; uninsured or underinsured losses resulting from our oil and gas operations; our inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing our oil and gas operations; the potential impact of changes in laws, including tax reform, that could have a negative effect on the oil and gas industry; our ability to replace our oil and natural gas reserves; any loss of our senior management or technical personnel; competition in the oil and gas industry; cyber security attacks or failures of our telecommunication systems; and other risks described under the caption “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016. We assume no obligation, and disclaim any duty, to update the forward-looking statements in this communication.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits: The exhibit listed in the Exhibit Index below is filed as part of this report.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Whiting Petroleum Corporation, dated as of September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 7, 2017	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer